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                                                                     EXHIBIT 10F

                               COGNEX CORPORATION

                       Amendment to 1993 Stock Option Plan


         The Cognex Corporation 1993 Stock Option Plan (the "Plan") is hereby amended as follows:

         1. Section 11 of the Plan is amended by adding the following after the last sentence of the paragraph:

                  "11.     TRANSFERABILITY OF OPTIONS

                  Notwithstanding the foregoing, an optionee may transfer non-qualified Options granted under this Plan to the optionee's spouse or children or to a trust for the benefit of the optionee or the optionee's spouse or children.

         2. Except as modified hereby, the Plan is hereby ratified and confirmed in all respects.

                                           COGNEX CORPORATION



                                           By: \s\ Anthony J. Medaglia, Jr.
                                               ---------------------------------
                                               Clerk

Adopted by the Board of Directors:
     December 16, 1997